Exhibit 10.36.1

PharmAthene, Inc.

Confidential Materials Omitted and Filed Separately with the

Securities and Exchange Commission

Confidential Portions denoted by [***]

PRIVATE BETWEEN THE PARTIES

AMENDED AND RESTATED

MANUFACTURING AND MARKETING LICENSE AGREEMENT

between

THE SECRETARY OF STATE FOR DEFENCE

as represented by

THE DEFENCE SCIENCE AND TECHNOLOGY LABORATORY (Dstl)

and

PHARMATHENE UK LTD.

in respect of

RECOMBINANT [***] VACCINE

PRIVATE BETWEEN THE PARTIES

THIS AMENDED AND RESTATED AGREEMENT is made the 11th day of February, 2009

BETWEEN

THE SECRETARY OF STATE FOR DEFENCE acting through the Defence Science and Technology Laboratory [***] (hereinafter referred to as the “Licensor”) of the one part

AND

PHARMATHENE UK LTD. Having an address at Johnson Mathey Building, PO Box 88, Haverton Hill Road, Billingham, Cleveland TS23 1XN (hereinafter referred to as the “Licensee”) of the second part hereinafter referred to collectively as the “Parties” or in the singular as a “Party”.

WHEREAS

A.                       The Licensor and Avecia Limited entered into a Manufacturing and Marketing License Agreement as of December 4, 2006, (the “License Agreement”);

B.                         With the consent of the Licensor, the License Agreement was assigned by Avecia Limited to Avecia Biologics Limited;

C.                         The License Agreement was amended by a Letter Agreement dated March 20, 2008 by and between Licensor and Avecia Biologics Limited (the “Amended Agreement”);

D.                        With the consent of the Licensor, Avecia Biologics Limited assigned the Amended Agreement to the Licensee; and

E.                          The Licensor and the Licensee desire to amend and restate the Amended Agreement.

NOW IT IS HEREBY AGREED BETWEEN THE PARTIES AS FOLLOWS:-

1.              DEFINITIONS AND INTERPRETATION

1.1.                            For the purposes of this Agreement, unless the context clearly or necessarily indicates otherwise, the following words and phrases shall have the meanings set forth below:

1.1.1.                                           “Agreement” shall mean this Amended and Restated Agreement.

1.1.2.                                           “[***] Vaccine” shall mean [***] which is produced using recombinant technology.

1.1.3.                                           “[***] Vaccine Dose” shall mean the quantity of a formulation containing [***] Vaccine given to an individual in a single immunisation.

1.1.4.                                           “Commencement Date” shall mean the day and year first above written.

1.1.5.                                           “The Intellectual Property” shall mean the Patents and know-how, technical information and materials (including but not limited to cell lines) owned by the Licensor necessary or useful to develop,

PRIVATE BETWEEN THE PARTIES

manufacture, have manufactured, import use, keep, sell and offer to sell the [***] Vaccine and the [***] Vaccine Dose.

1.1.6.                                           “Licensed Product” shall mean [***] Vaccine Dose the manufacture, use, sale, keeping, importing or exporting of which would, in the absence of the licence granted under this Agreement, constitute an infringement of the Patents (for the avoidance of doubt, where the definition of Patents includes pending patent applications, this includes doing anything in respect of a claim in a pending patent application that had a patent been granted on such a claim would constitute infringement of that claim) or that uses other Intellectual Property.

1.1.7.                                           “Net Sales Price” shall mean the actual sale price for Licensed Product invoiced by the Licensee or, where applicable, a Partner of the Licensee less any separate charges identified for packaging, transportation, insurance and sales taxes and (where applicable) any royalties paid to any Third Party in respect of the Licensed Product in question. If the Licensee sells or disposes of any Licensed Product on otherwise than an arms length transaction basis at the open full market price (eg to another company in the Licensee’s group or under an off-set or barter agreement), the open market price shall be taken as the actual sales price.

1.1.8.                                           “PIL” shall mean [***].

1.1.9.                                           “Patents” The patents and patent applications set out in Schedule 1 and any equivalents thereof, and any divisionals, continuations, continuations-in-part, re-filings or re-issues of any of the foregoing, and any other patent applications or patents that would be infringed by manufacture, use or sale of an [***] Vaccine or component thereof.

1.1.10.                                     “Partner” shall mean any Third Party organisation which the Licensee elects to involve in the performance of a Supply Contract.

1.1.11.                                     “Third Party” shall mean any person other than the Government of the United Kingdom.

1.2.                           The singular shall include the plural and vice versa, and the masculine shall include the feminine or the neuter gender and vice versa.

1.3.                            Unless the context otherwise indicates, references to Articles and Articles and Schedule, are to articles and Articles and the Schedule of this Agreement.

1.4.                            Headings to Articles in this Agreement are included for ease of reference only and shall not have any effect on the construction or the interpretation of this Agreement.

1.5.                            References in this Agreement to any statute or statutory provision shall include any statute or statutory provision which amends, extends, consolidates or replaces the same and shall include any orders, regulations, instruments or other subordinate legislation made under the relevant statute.

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2.            GRANT OF RIGHTS BY THE LICENSOR

2.1.                            In consideration for the payments to be made by the Licensee to the Licensor under the provisions of Article 3 below, the Licensor, warranting that he has the right to do so, hereby grants and the Licensee hereby accepts a nonexclusive worldwide licence to use the Intellectual Property (i) to develop, make, or have made, use, keep, sell, offer to sell, import and export Licensed Products, and (ii) to develop, make, have made, and use [***] Vaccine for the purpose of Licensor exercising the rights and licenses granted to Licensor with respect to Licensed Product.

2.2.                            Without prejudice to the provisions of Articles 2.3 and 10.3 below, the Licensor undertakes that it shall not whilst this license remains in effect grant a license to any third party for under the Intellectual Property to make, have made, use, keep, import, export, sell or offer to sell Licensed Products or [***] Vaccine.

2.3.                            For the avoidance of any doubt, the Licensor and any other Department or Agency of the UK Government shall retain the right at any time to use, or authorise others to use the Licensed Products for any UK Government purpose or otherwise to the extent customary pursuant to standard UK Ministry of Defence contracting procedures, and to dispose of products made in consequence of such use but no longer required; and nothing in this Agreement shall be construed as in any way limiting or derogating from such retained rights, nor from any rights of the Crown arising under any other agreement or contract or provision of law.

2.4.                            Save as permitted under Article 2.5 below, the licence granted under this Agreement is personal to the Licensee and as such shall not be assigned, sub-licensed, mortgaged or in any way dealt with by the Licensee without the prior written consent of the Licensor, which consent shall not be unreasonably withheld, provided that the Licensee may assign the licence and this Agreement without consent in connection with a genuine business reorganisation or to any corporation, association or other business entity which directly or indirectly controls, is controlled by or is under common control with the Licensee. For the avoidance of doubt, consent shall be deemed to be reasonably withheld where the Chief Executive of Dstl receives written notice from an appropriate authority at the Ministry of Defence or other UK Government Department that assignment to such person would damage the essential public or national interest. Any assignment, sub-licensing or mortgaging of this Agreement by the Licensee, otherwise than as permitted by this Article 2.4, without the prior written consent of the Licensor shall immediately invalidate this Agreement and the license granted hereunder.

2.5.                            Notwithstanding the provisions of Article 2.4 above, the Licensee shall be entitled to employ Partners to assist the Licensee in exercising the Licensee’s rights hereunder with respect to Licensed Products subject to the provisions of Article 3 below.

2.6.                            Save as expressly stated under this Article 2 the Licensee is not authorised hereunder to grant to any Third Party any sub-license under the Patents or to pass to such Third Party any of the Intellectual Property.

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3.            LICENCE PAYMENTS

3.1.                            In consideration for the grant of rights by the Licensor in Article 2.1 above; the Licensee shall pay to the Licensor a royalty on each and every Licensed Product, equal to [***] of the Net Sales Price of the Licensed Product. Notwithstanding the foregoing, no royalties shall be payable in respect of any samples of Licensed Products which are provided by the Licensee for clinical, product development, marketing development or bona fide study purposes. No royalties are payable in respect of supplies of Licensed Products to the UK Ministry of Defence.

3.2.                            The royalty in respect of a Licensed Product shall become payable by the Licensee under this Agreement when the cost of the Licensed Product is invoiced by Licensee. Where the cost of a Licensed Product is payable in two or more installments, the invoice for each installment will be considered separately for the payment of royalties. If no invoice is issued, royalty will become due on delivery of the Licensed Product concerned.

3.3.                            The Licensee shall reimburse Licensor for the cost and expense incurred by Licensor after the date of this Agreement for prosecuting and maintaining Patents licensed to Licensee under this Agreement.  Should the Licensor wish to abandon a patent, patent application or equivalent forming part of the Intellectual Property, it shall offer it to the Licensee, which shall be entitled to maintain in force the said patent, patent application or equivalent in the name of Licensor at the Licensee’s expense but otherwise without charge and, the Licensee shall be responsible for all further expenditure thereon. The Licensee shall retain a royalty free non-exclusive license thereto pursuant to Section 2.1 that is subject to Licensor’s obligations under Section 2.2.

3.4.                            The payments due under Articles 3.1 and 3.3 of this Agreement will fall due half-yearly on 30 June and 31 December and will be payable in accordance with the instructions contained in Articles 3.6 and 3.7 below.

3.5.                            The Licensor has appointed PIL as its agent to act on its behalf for the administration of royalties and other moneys due under this Agreement. .

3.6.                            Within sixty (60) days of the end of each half-year period as mentioned in Article 3.4 hereof, the Licensee shall send to PIL (or as otherwise advised) a true and complete statement in writing, including where appropriate a Zero return, of the number of Licensed Products manufactured and sold by or for Licensee during the relevant period, the Net Sales Price derived from sales of such Licensed Products, and the royalty calculated to be payable in respect thereof in accordance with the provisions of Article 3.1.

3.7.                            All payments due to the Licensor under this Agreement shall be made by the end of the month following the month of the date of receipt of an invoice from PIL and in accordance with the instructions issued with the relevant invoice. All royalty statements, correspondence and payments to PIL under the provisions of this Article 3 shall quote the PIL reference [***].

3.8.                            All payments due to PIL shall be paid in pounds Sterling plus, if applicable, VAT at the UK rate prevailing at the time of payment. Where a payment due is in a currency other than pounds Sterling, the rate of exchange to be applied shall be the rate of exchange applied by the Bank of England on the date of the relevant invoice for Licensed Product(s) supplied by the Licensee.

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3.9.                            Without prejudice to the provisions of Article 10.2, if the Licensee fails to make any payment to the Licensor within the time specified in this Agreement, then the Licensee shall be liable to pay interest on the outstanding payment calculated at [***] per annum with effect from the date on which the payment originally fell due, where x[***].

3.10.                      Subject to the provisions of Article 3.11 below, the Licensee shall keep at its usual place of business proper records and books of account showing the quantities and Net Sales Price of all Licensed Products supplied by the Licensee and its Partners under this Agreement and such records and books shall be kept separate from any records and books not relating solely to the Licensed Products. Such records and books of account shall contain such true entries (complete in every particular) as may be necessary or proper for enabling the amount of the payments due to the Licensor under this Agreement to be ascertained. The Licensor or PIL by giving no less than ten (10) working days notice shall be entitled to inspect such records and books. The Licensee shall, and shall ensure that its Partners shall, make the appropriate records and books of account available to inspection at all times during office hours by the Licensor or PIL or their duly authorised agent or representative who shall be entitled to take copies of or extracts from the same. In addition to the foregoing, the Licensee shall also provide the Licensor or PIL or their duly authorised agent or representative with any other information which may be necessary or appropriate with a view to determining or verifying the royalties due under this Agreement. In the event that such inspection or audit should reveal an underreporting in the royalties payable under this Agreement, the Licensee shall make up any shortfall within thirty (30) days of written notification and, in the event that the said shortfall is more than [***], shall reimburse the Licensor or PIL in respect of any professional charges incurred for such audit or inspection.

3.11.                      The books of account referred to in Article 3.10 above shall be kept for a minimum of six years after any relevant transaction and thereafter in accordance with applicable commercial law.

3.12.                      In accordance with the provisions of Article 11 (Consequences of Termination), the provisions of this Article 3 shall continue to apply notwithstanding termination or expiry of this Agreement until all royalties properly owed by the Licensee to the Licensor in accordance with this Article 3 have been paid to the Licensor.

3.13.                      In the event that any of the patents, patent applications or equivalents listed in the Schedule expire or are abandoned or revoked, or are reduced in scope such that operation within the scope of a patent claim to manufacture or sell Licensed Products is no longer necessary, but it remains necessary for the Licensee to use some or all of the other Intellectual Property in order to fulfill an extant order for the Licensed Products, then the Licensee shall have the right to request a meeting of the parties at which the parties shall negotiate in good faith with a view to agreeing upon an appropriate reduction to the royalty payable under this Agreement.

3.14.                      The Licensor may himself at any time, terminate the arrangements with PIL by notice in writing to the Licensee and in which case “the Licensor” will be substituted for PIL in this Article 3.

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4.            OWNERSHIP, AND PROTECTION, OF INTELLECTUAL PROPERTY

4.1.                            Both of the Parties acknowledge that nothing contained in this Agreement shall affect the ownership of any intellectual property existing at the Commencement Date and which is owned by either of the Parties.

4.2.                            Both the Parties acknowledge that nothing contained in this Agreement shall affect the arrangements for the protection of information which are contained in the Contracts.

4.3.                            The Licensee shall promptly and fully notify the Licensor in writing of the following that comes to the notice of the Licensee during the term of this Agreement:

4.3.1.                                           any actual, threatened or suspected infringement by any Third Party of the patents listed in Schedule 1 or, if granted, any patent that might be granted pursuant to a patent application listed in Schedule 1; and

4.3.2.                                           any proceedings commenced or threatened against the Licensee in which it is alleged that any patent listed in Schedule 1 is invalid and/or its use would infringe Third Party rights, or that use of any of the know how or information, or material contained in any patent application listed in Schedule 1 would infringe Third Party rights.

4.4.                            In the event that the Licensor decides (in the circumstances referred to in Article 4.3.1 above) to institute any proceedings or (in the circumstances referred to in Article 4.3.2 above) to defend any proceedings instituted against the Licensee with respect to the validity of a patent listed in Schedule 1, the Licensee shall render to the Licensor at the Licensor’s expense such reasonable assistance in connection with such proceedings as the Licensor may request.  For the avoidance of doubt, Licensee rather than Licensor shall have the sole right to defend any proceeding against Licensee as to infringement of Third Party rights.

4.5.                            Nothing herein shall oblige the Licensor to institute proceedings in the circumstances referred to in Article 4.3.1 above, or to defend any proceedings in the circumstances referred to in Article 4.3.2 above with respect to the validity of a patent listed in Schedule 1.  In the event that the Licensor decides not to institute proceedings in the circumstances referred to in Article 4.3.1 or defend any proceedings in the circumstances of Article 4.3.2 above with respect to the validity of a patent listed in Schedule 1, the Licensor will allow the Licensee, if necessary in the Licensor’s name, to institute or defend such proceedings at its own expense, in which event:

4.5.1.                                           the Licensee shall have sole control of the proceedings and shall take or conduct such action in its discretion in any way that it deems necessary or appropriate; and

4.5.2.                                           the Licensor shall render to the Licensee at the Licensee’s expense such reasonable assistance (including performing such acts and executing such documents) in connection with such proceedings, as the Licensee may request; and

4.5.3.                                           the Licensee shall be responsible for all costs and expenses arising there from and shall be solely responsible for any damages payable to the third party and for satisfying any award or judgment in favour of any third party and shall be solely entitled to the full benefit of all

PRIVATE BETWEEN THE PARTIES

remedies awarded including but not limited to all damages and other sums which may be paid or awarded as a result thereof, except that in the event that Licensee recovers damages in such an action, then Licensee shall pay Licensor the lower of (i) fifty percent of the difference between the amount recovered in such action and the costs attributable to such action or (ii) the royalty that the infringer would have owed in respect to infringing sales at the royalty of Article 3.1 above.

5.            WARRANTY AND LIABILITY

5.1.                            Nothing contained in this Agreement or in any license granted hereunder shall be construed as or deemed to be:-

5.1.1.                                           a representation or warranty that use of any the Patents will not infringe any intellectual property rights owned by a Third Party anywhere in the world; or

5.1.2.                                           an indemnity against costs, damages, royalties, liabilities, expenses or other payments arising out of any proceedings based on infringement brought against the Licensee or customers, agents or distributors of the Licensee; and any such representation, warranty or indemnity is hereby expressly excluded.

5.2.                            The Licensee shall at all times indemnify and keep indemnified the Licensor against all costs, claims, damages or expenses incurred by the Licensor for which the Licensor may become liable with respect to any product liability claim relating to any products supplied or put into use by the Licensee pursuant to this Agreement. The Licensee shall maintain sufficient product liability insurance coverage to cover its commitments under this Agreement.

5.3.                            The Licensor shall not be liable for any loss or damage howsoever caused which results from the Licensee’s use of the Patents in exercise of the Licensee’s rights under this Agreement and the Licensor gives no warranty that anything contained in the Patents, any know-how or information is suitable for any purpose.

6.            TAXATION

6.1.                            If any stamp taxes, registration taxes, turnover taxes, or other taxes, duties or governmental charges are levied on this Agreement by reason of its execution or performance, it shall be the responsibility of the Licensee to pay all such taxes and charges when due.

6.2.                            The Licensee agrees to release and indemnify the Licensor from and against any liability of whatever nature arising out of the Licensee’s failure duly and timely to pay and discharge any of the above-mentioned taxes.

7.            DISCLOSURES OF INFORMATION

7.1.                            Each Party will keep all know-how and other information belonging to the other Party confidential and will not disclose it to any Third Party.  Except either Party shall have the right to disclose information and know-how of the other Party

PRIVATE BETWEEN THE PARTIES

where such Party engages a Third Party, including an agent (such as PIL) to undertake anything in connection with this Agreement, or in connection with a proposed or permitted assignment of or sublicense under this Agreement, provided that the disclosing Party shall procure that the Third Party is bound likewise to confidentiality obligations and any breaches of the confidentiality obligations by such Third Party shall be treated as a breach of this Agreement by the Party. In addition, the Licensee shall have the right to disclose information, know-how and materials of Licensor in connection with obtaining regulatory approval of a Licensed Product.  This restriction does not apply to disclosures made in accordance with Article 7.2 below, or to:

7.1.1.                                           Any information which is or comes into the public domain otherwise than through breach of this Agreement;

7.1.2.                                           Any information already known, at the time of its disclosure, by the recipient;

7.1.3.                                           Any information received from a Third Party which has the right to disclose the same;

7.1.4.                                           Any information that it is necessary to impart to customers of the [***] Licensed Products to ensure its safe and effective use.

7.1.5.                                           Any information required to be disclosed in accordance with an applicable law, rule or regulation or pursuant to a court order or legal proceeding, provided that the disclosing Party takes reasonable available steps to protect the confidentiality thereof.

7.2.                            The Licensor permits the Licensee to disclose any know-how and information owned or controlled by the Licensor and in the possession of the Licensee as necessary or useful to secure from any government or government agency contracts for the further development, manufacture and supply of Licensed Products.

8.            EXPORT CONTROL

8.1.                              The Licensee shall be responsible for complying with the applicable Export of Goods (Control) Order.

8.2.                            This Agreement does not grant authority for the Licensee to export from the United Kingdom, any Licensed Product, or any information relating thereto without any necessary license under any applicable Export of Goods (Control) Order. Any necessary export license must be made to the Export Licensing Unit of the Department of Trade and Industry.

9.            COMING INTO EFFECT AND DURATION

9.1.                            This Agreement shall come into effect on the Commencement Date and, unless terminated in accordance with the provisions of Article 10, shall remain in effect indefinitely.

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10.       TERMINATION

10.1.                      The Licensor shall have the right to terminate this Agreement at any time forthwith by notice in writing to the Licensee on the happening of any of the following events:

10.1.1.                                    if the Licensee is in breach of any of its obligations under this Agreement, and fails to remedy such breach or fails to take steps to substantially remedy the breach within thirty (30) days of a written notice issued to it by the Licensor to do so; or

10.1.2.                                    if the Licensee shall have a Receiver or Liquidator appointed to the whole or any part of its assets or if an Order shall be made or any resolution passed for winding up the Licensee unless such Order or resolution is part of a scheme for amalgamation or reconstruction of the Licensee; or

10.1.3.                                    if the Licensee assigns, sub-licenses, mortgages, or in any other way deals with the license granted under this Agreement without the prior written consent of the Licensor; or

10.1.4.                                    if a person, whether alone or in conjunction with any Connected Person (as defined in section 839 of the Taxes Act 1998) acquires control of the Licensee and the Chief Executive of Dstl receives notice from an appropriate authority at the Ministry of Defence or other UK Government Department that such an acquisition would damage the essential public or national interest, where control of the Licensee means the power of a person to secure either by means of the holding of share or possession of voting power in or in relation to the Licensee or by virtue of any powers conferred by articles of association or other document regulating the Licensee that its affairs are conducted in accordance with the wishes of that person; or

10.1.5.                                    in any other event expressly identified in this Agreement as giving the Licensor a right to terminate.

10.2.                     The Licensee shall have the right to terminate this Agreement at any time on giving three (3) months prior written notice to the Licensor.

10.3.                     In the event that Licensee fails to diligently pursue development of a Licensed Product, Licensor shall have the right to notify Licensee in writing of such failure and the specifics thereof and that Licensor intends to terminate the exclusivity of Article 2.2 of this Agreement.  Such exclusivity shall terminate thirty (30) days after receipt of such written notice unless prior to the expiration of such thirty (30) days period, Licensee notifies Licensor in writing that such issue is being submitted for resolution pursuant to Article 16.1 of this Agreement, in which case, such exclusivity period shall terminate only in the case that it is finally determined in an arbitration pursuant to Article 16.1 that Licensee has failed to diligently pursue development of a Licensed Product.

11.       CONSEQUENCES OF TERMINATION

11.1.                     Upon the termination of this Agreement under the provisions of Article 10 above, all rights and licenses granted in favour of the Licensee hereunder shall cease, except and to the extent expressly provided otherwise under the terms of this Agreement.

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11.2.                     Immediately upon the termination of this Agreement all license payments accrued to date under Article 3.1 above shall become payable and all other obligations shall become due. In the event of termination of this Agreement under the provisions of Article 10 the Licensee shall have the right from the date of termination to dispose of all stocks of Licensed Products its possession and to fulfill any outstanding orders for the Licensed Products, subject in each case to the payment of royalties as payable under Article 3.1 hereof.

11.3.                     The expiry or termination of this Agreement shall be without prejudice to the provisions of Article 5 (Warranty and Liability) and this Article 11 (Consequences of Termination), to any other express obligations in his Agreement of a continuing nature, and to any rights of either Party which ay have accrued up to the date of termination.

12.         ASSIGNMENT BY THE LICENSOR

12.1                        Licensor may assign this Agreement or any of the Intellectual Property to any Third Party without the consent of the Licensee.  Any such assignment made will preserve the rights of the Licensee set out in this Agreement.

13.         VALIDITY OF THE AGREEMENT

13.1.                     In the event that any provisions of this Agreement shall for any reason be declared or rendered invalid, illegal or unenforceable in any respect, such provisions shall, to the extent of such invalidity, illegality or unenforceability, be deemed severable and shall not affect the validity, legality or enforceability of the remainder of this Agreement, which shall continue in full force and effect, save that if the nature of the invalidity, illegality or unenforceability is such that it destroys the business efficacy of this Agreement, the Parties shall confer to determine whether the Agreement shall be terminated or whether such severed provisions shall be replaced with enforceable provisions to the satisfaction of both of the Parties.

14.       MISCELLANEOUS PROVISIONS

14.1.                     Each Party shall at any time on the request of the other do and execute all such acts, deeds, documents and things as may reasonably be required by the other to perfect and complete the grant of rights and licenses conferred by this Agreement on the other, or to record any change in the status of such rights, including, in particular, entry into forms of license or other instruments confirmatory of such rights for registration with appropriate authorities in any country.

14.2.                     No relaxation, forbearance, delay or indulgence by either party in enforcing any of the terms and conditions of this Agreement or the granting of time by either Party to the other shall prejudice, affect or restrict the rights and powers of that Party under this Agreement nor shall any waiver by either Party of any breach of this Agreement operate as a waiver of or in relation to any subsequent or any continuing breach of this Agreement.

14.3.                     No variation of this Agreement shall be effective unless it is in writing signed by a duly authorised officer of each Party.

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14.4.                     Nothing in this Agreement shall be deemed to constitute a partnership between the Parties nor shall either Party be taken to have any authority to bind or commit the other or be taken to have authority to act as the agent of the other or in any other capacity other than as expressly authorised in this Agreement.

14.5.                     Any notice or communication authorised or required to be given hereunder or for the purpose hereof shall be deemed to be duly given if left or sent by post or if sent by cable, facsimile or telex so addressed if confirmed by post in like manner to the Licensor at:

Manager, Intellectual Property Group

Defence Science and Technology Laboratory,

[***]

[***]

[***]

[***]

[***]

[***]

the Licensee at:

PharmAthene UK LTD.

Attn:  The President

Johnson Mathey Building

PO Box 88

Haverton Hill Road

Billingham, Cleveland TS23 1XN

and a copy to:

PharmAthene, Inc.

Attn:  [***]

One Park Place, Suite 450

Annapolis, MD 21401

Any notice so given by post shall be deemed to be served at the expiration of seven (7) days after it has been posted and in proving such service it shall be sufficient to prove that the envelope containing the notice was properly addressed and posted.

14.6.                     A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement. This Article does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act.

15.       LAW AND JURISDICTION

15.1.                     This Agreement shall be considered as a contract made in England subject to English Law.

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15.2.                     Subject to Article 15 and without prejudice to the dispute resolution process set out in that Article, each Party hereby irrevocably submits and agrees to the exclusive jurisdiction of the Courts of England to resolve, and the laws of England to govern, any actions, proceedings, controversy or claim of whatever nature arising out of or relating to this Agreement or breach thereof.

15.3.                     Other jurisdictions may apply solely for the purpose of giving effect to this Article and for the enforcement of any judgment, order or award given under English jurisdiction.

16.       DISPUTE RESOLUTION

16.1.                     Without prejudice to the operation of the dispute resolution or arbitration provisions, if any, governing disputes, differences or questions arising out of the Development Contracts and where necessary the examination of this Agreement pursuant to such dispute resolution or arbitration provisions:

16.1.1.                                    the parties will attempt in good faith to resolve any dispute or claim arising out of or relating to this Agreement through negotiations between the respective representatives of the parties having authority to settle the matter, which attempts may include the use of any Alternative Dispute Resolution (ADR) procedure on which the parties may agree;

16.1.2.                                    in the event that the dispute or claim is not resolved by negotiation, or where the parties have agreed to use an ADR procedure, by the use of such procedure, the dispute shall be referred to arbitration;

16.1.3.                                    the party initiating the arbitration shall give a written Notice of Arbitration to the other party, which Notice of Arbitration shall specifically state:

that the dispute is referred to arbitration; and

the particulars of this Agreement out of or in relation to which the dispute arises;

16.1.4.                                    unless otherwise agreed in writing by the parties, the arbitration and this Article 14 shall be governed by the provisions of the Arbitration Act 1996 or any statutory modification or re-enactment thereof;

16.1.5.                                    it is agreed between the Parties that for the purposes of the arbitration, the arbitrator shall have the power to make provisional awards as provided for in Section 39 of the Arbitration Act 1996; and

16.1.6.                                    for the avoidance of doubt it is agreed between the Parties that the arbitration process and anything said, done or produced in or in relation to the arbitration process (including any awards) shall be confidential as between the Parties, except as may be lawfully required in judicial proceedings relating to the arbitration or otherwise; and no report relating to anything said, done or produced in or in relation to the arbitration process may be made beyond the tribunal, the Parties, their legal representatives and any person necessary to the conduct of the proceedings, without the concurrence of all the Parties to the arbitration.

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17.       COMPLETE AGREEMENT

This Agreement consisting of seventeen (17) Articles represents the entire agreement between the Parties on the subject of the use by the Licensee of the Patents and other Intellectual Property for the purposes set out herein and supersedes all prior proposals, oral or written, between the Parties on this subject.

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IN WITNESS WHEREOF the Parties entered into this Agreement in two (2) counterparts, each of which is equally valid, the day and year first above written.

SIGNED on behalf of THE SECRETARY OF STATE FOR DEFENCE by:

[***]

[***]

[***]

[***]

in the presence of

(witness)

SIGNED for and on behalf of PHARMATHENE UK LIMITED by:

KEVIN PRICE

(President of PharmAthene UK LTD.)

in the presence of

(witness)

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Schedule 1

[***]

[***]

[***]

[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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